UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) April 26, 2006




                            FirstFed Financial Corp.
                            ------------------------
             (Exact name of registrant as specified in its charter)



         Delaware               1-9566                  95-4087449
        ---------              -------                 ------------
(State of Incorporation) (Commission File No.) (IRS Employer Identification No.)



401 Wilshire Boulevard, Santa Monica, California,           90401-1490
------------------------------------------------            ----------
    (Address of principal executive offices)                (Zip Code)


       Registrant's telephone number, including area code: (310) 319-6000


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a 12)

[ ] Pre-commencement   communications   pursuant  to  Rule  14d-2(b)  under  the
Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement   communications   pursuant  to  Rule  13e-4(c)  under  the
Exchange Act (17 CFR 240.13e-4(c))


                           Total number of pages is 4
                          Index to Exhibit is on Page 3

ITEM 7.01.  REGULATION  FD DISCLOSURE.

     The Registrant hereby incorporates by reference into this Item. 7 the summary monthly financial data as of March 31, 2006 attached as Exhibit 99.1, which is being furnished in accordance with Rule 101(e)(1) under Regulation FD and shall not be deemed to be filed.

     A discussion of the factors that could impact the Bank's loan portfolio in general, and the Registrant's overall business and financial performance, can be found in the Registrant's reports filed with the Securities and Exchange Commission. These factors include, among others, general economic and business conditions and changes therein, competition, consumer preferences and various other matters beyond the Registrant's control. Given these concerns, investors and analysts should not place undue reliance on the enclosed information. These reports speak only as of their stated date, and the Registrant undertakes no obligation to publicly update or revise the reports, although it may do so from time to time as management of the Registrant believes is warranted.

ITEM 9.01.   FINANCIAL STATEMENTS, PRO-FORMA FINANCIAL INFORMATION AND  EXHIBITS

     (c)    Exhibits

            99.1   Monthly Financial Data as of March 31, 2006  (Unconsolidated)

                              S I G N A T U R E S

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    FIRSTFED FINANCIAL CORP.



Dated: April 26, 2006               By: /s/ Douglas J. Goddard
                                            ------------------
                                            Douglas J. Goddard
                                            Chief Financial Officer

                                INDEX TO EXHIBITS



Item                                                                    Page

99.1  Monthly Financial Information as of March 31, 2006                   4

                                  EXHIBIT 99.1

                                          First Federal Bank of California, fsb
                                  MONTHLY REPORT OF OPERATIONS Unconsolidated Financial
                                                        Highlights
                                                         Unaudited
                                                  (Dollars in thousands)


                               As of, for    As of, for    As of, for     As of, for    As of, for
                                the month     the month     the month    the 3 months  the 3 months
                                  ended         ended         ended         ended          ended
                                March 31,    February 28,    March 31,     March 31,     March 31,
                                   2006         2006          2005          2006          2005
                                -----------  ------------  ------------  ------------  -------------

Cash and investment            $    396,042  $    374,660  $    268,704  $    396,042  $     268,704
securities
Total assets                   $ 10,569,288  $ 10,547,530  $  8,420,703  $ 10,569,288  $   8,420,703

LOANS:
Total mortgage-backed          $     69,296  $     70,791  $     90,597  $     69,296  $      90,597
securities
Total loans, net               $  9,776,444  $  9,778,117  $  7,824,493  $  9,776,444  $   7,824,493

Loans originated/purchased:
  Single family loans          $    215,447  $    197,153  $    435,084  $    645,924  $   1,153,401
  Multi-family loans                 29,803        12,406        35,526        63,147        135,764
  Commercial real estate loans        2,662         1,848         6,875         6,110         18,304
  Other                               4,781         3,752         3,795        10,585          9,436
                               ------------    ----------    ----------    ----------    -----------
                               $    252,693  $    215,159  $    481,280  $    725,766  $   1,316,905
                               ============    ==========    ==========    ==========    ===========

Percentage of ARMs                     100%          100%          100%          100%           100%
originated:

Loan repayments:
  Single family loans          $    224,970  $    161,800  $    101,024  $    514,708  $     234,104
  Multi-family and
  commercial real estate loans       13,012        42,514        62,467        76,430         83,529
  Othe r                              8,059         3,088         4,178        18,528         21,511
                               ------------    ----------    ----------    ----------    -----------
                               $    246,041  $    207,402  $    167,669  $    609,666  $     339,144
                               ============    ==========    ==========    ==========    ===========

Loans sold                     $      7,642  $      5,643  $         --  $     15,140  $          --

Percentage of portfolio in
   adjustable rate loans             96.37%        96.29%        93.73%        96.37%         93.73%
Non-performing assets
   to total assets                    0.07%         0.07%         0.08%         0.07%          0.08%

BORROWINGS:
Federal Home Loan Bank
   Advances                    $  3,755,000  $  4,026,000  $  2,998,813  $  3,755,000  $   2,998,813
Reverse
repurchase                     $    966,000  $  1,066,000  $  1,059,700  $    966,000  $   1,059,700
   agreements

DEPOSITS:
Retail deposits                $  2,660,946  $  2,607,174  $  2,496,922  $  2,660,946  $   2,496,922
Wholesale deposits                2,402,271     2,088,409     1,311,140     2,402,271      1,311,140
                               ------------    ----------    ----------    ----------    -----------
                               $  5,063,217  $  4,695,583  $  3,808,062  $  5,063,217  $   3,808,062
                               ============    ==========    ==========    ==========    ===========



Net increase (decrease)        $    367,634  $    237,888  $    (37,444) $    678,163  $      23,167

AVERAGE INTEREST RATES:
Yield on loans                        6.52%         6.25%         4.76%         6.34%          4.76%
Yield on investments                  5.92%         4.70%         4.35%         5.04%          3.67%
Yield on earning assets               6.48%         6.20%         4.72%         6.27%          4.69%
Cost of deposits                      3.57%         3.39%         1.86%         3.34%          1.82%
Cost of borrowings                    4.49%         4.32%         2.83%         4.33%          2.71%
Cost of money                         4.03%         3.88%         2.35%         3.86%          2.25%
Earnings spread                       2.45%         2.32%         2.37%         2.41%          2.44%
Effective net spread (FirstFed
Consolidated)                         2.55%         2.42%         2.44%         2.59%          2.56%

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